UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                           FORM 8-K -- CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 8, 1997



                            PATRICK INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)



     Indiana                  0-3922                35-1057796
(State or other          Commission File         (I.R.S. Employer
jurisdiction of               Number            Identification No.)
incorporation or
organization)



1800 South 14th Street, P.O. Box 638, Elkhart, Indiana     46515
(Address of principal executive offices)                 (Zip Code)



                               (219) 294-7511
            Registrant's telephone number, including area code



                               Not Applicable
            (Former name, former address and former fiscal year,
                       if changed since last report.)



Item 5.  Other Events.

     On September 8, 1997, the registrant issued a press release announcing the acquisition of United Shade, Inc.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

       99.1              Press release dated September 8, 1997
                         issued by the registrant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PATRICK INDUSTRIES, INC.
                              (Registrant)

                              /s/ Keith V. Kankel
                              _____________________________
                              Keith V. Kankel

Date:  September 17, 1997